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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)


         Federal                         000-50592                20-0411486
         -------                         ---------                ----------
(State or other jurisdiction)      (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)

Address of principal executive offices: 1359 N. Grand Avenue, Covina, CA 91722
                                        --------------------------------------

Registrant's telephone number, including area code: (626) 339-9663
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2005, K-Fed Bancorp issued a press release disclosing its December 31, 2004 financial results.

A copy of the press release is included as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 99.1: Press Release









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               K-FED BANCORP


DATE: January 31, 2005                         By: /s/ Kay M. Hoveland
                                                   --------------------
                                                   Kay M. Hoveland
                                                   President and Chief Executive
                                                      Officer